Exhibit 32-b
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
RULE 13a-14(b) UNDER THE EXCHANGE ACT AND 18 U.S.C. SECTION 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

     As required by Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, I, Kevin A. Nowlan, hereby certify that:

1.
The Annual Report of Meritor, Inc. on Form 10-K/A (Amendment No. 2) for the fiscal year ended September 27, 2015 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

2.	The information contained in that report fairly presents, in all material respects, the financial condition and results of operations of Meritor, Inc.

/s/ Kevin A. Nowlan
Kevin A. Nowlan
Senior Vice President and
Chief Financial Officer

Date: June 2, 2016